UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 13, 2006

                              --------------------

                              Calibre Energy, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

        000-50830                                        88-0343804
        ---------                                        ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


       1667 K St., NW, Ste. 1230
             Washington, DC                                   20006
             --------------                                   -----
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (202) 223-4401



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Exploration and Production Sharing Agreement

     On September 13, 2006 Calibre Energy, Inc. (the "Calibre") entered into a Novation and Amendment Agreement ("Novation Agreement") among Hawler Energy, Ltd. ("Hawler Energy"), a Cayman Islands company, A & T Petroleum Company, Ltd. ("A & T"), a Cayman Islands company, and Hillwood Energy, Ltd. ("Hillwood"), a Cayman Islands company. Pursuant to the Novation Agreement Calibre Energy and Hillwood became parties to the Exploration and Production Sharing Agreement (the "PSA") dated March 29, 2006 between A&T, Hawler and the Oil and Gas Petroleum Establishment of the Kurdistan Regional Government (the "OGE"). Calibre's admission as a party to the PSA is subject to the approval of the OGE. Hawler and Calibre have applied to the OGE for such approval.

     Pursuant to the terms of the PSA, the OGE grants the other parties thereto the right to explore and produce oil and natural gas from certain territory that includes the Bana-Bavu structure (also known as Bina Bawi.) Upon receipt of the OGE's approval of Calibre becoming a party to the PSA, Calibre will have a 10% participating interest in the wells drilled pursuant to the PSA. The PSA requires the parties thereto to conduct certain survey work, drill one exploratory well and, if the exploratory well is determined to be sufficiently profitable, to conduct certain seismic surveys. The total estimated cost for all parties in the PSA of the initial survey work and the exploratory well is $2.7 million; the estimated cost of the seismic surveys is approximately $4.0 million. The PSA requires the parties thereto to pay OGE a bonus of $2.5 million upon a "Commercial Discovery," as defined in the PSA, and to pay other cash bonuses and royalties upon achieving certain production levels.

     On September 13, 2006 Calibre also entered into a separate letter agreement with Hawler Energy pursuant to which, in consideration of Hawler Energy's assignment to Calibre of the 10% working interest through the Novation Agreement, Calibre agreed to pay Hawler Energy $2 million on execution of the letter agreement and $1 million upon completion of the first well under the PSA, whether it is capable of production or a dry hole. In addition Calibre agreed to pay 20% of all billings, including cash calls, made to Hawler Energy by A & T, as operator, after August 1, 2006 and Calibre further agreed to pay Hawler Energy the remaining 80% of all such billings until the total of such payments equals $2.5 million. Upon OGE approval of the assignment to Calibre and payment of $2.5 million as provided in the prior sentence, Calibre will be obligated to pay the future costs properly payable by the holder of a 10% participating interest.

Letter Agreement With Hawler Energy, Ltd. Regarding Future Acquisitions

     On September 13, 2006, Calibre also entered into a letter agreement with Hawler Energy pursuant to which each party grants the other party the right to participate in the next acquisition by the party of any rights or interests for the exploration or production of oil and gas in the area of the Kurdistan Regional Government of Iraq; provided however such area does not include that area pursuant to which Hawler Energy has already granted certain rights to other third parties. Pursuant to this letter agreement Calibre will have the right to obtain a 9% interest in such an acquisition by Hawler Energy and Hawler Energy will have the right to obtain a 91% interest in such an interest by Calibre.

     The summary descriptions of these agreements do not purport to be complete and are qualified in their entirety by reference to the documents that are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto.



Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1

The following exhibits are filed as part of this 8-K:

Exhibit No.     Description
-----------     -----------

10.1 Exploration and Production Sharing Agreement dated March 29, 2006 between A&T Petroleum Company, Ltd., a Cayman Islands company, Hawler Energy, Ltd., a Cayman Islands company, and the Oil and Gas Petroleum Establishment of the Kurdistan Regional Government

10.2 Novation and Amendment Agreement signed September 13, 2006 (but dated September 8, 2006) among Calibre Energy, Inc., Hawler Energy, Ltd., a Cayman Islands company, A & T Petroleum Company, Ltd., a Cayman Islands company, and Hillwood Energy, Ltd., a Cayman Islands company

10.3 Letter agreement regarding payments signed September 13, 2006 (but dated September 8, 2006) between Calibre Energy, Inc. and Hawler Energy, Ltd., a Cayman Islands company.

10.4 Letter agreement regarding future acquisitions of oil and gas interests signed September 13, 2006 (but dated September 8,
                2006) between Calibre Energy, Inc. and Hawler Energy, Ltd., a Cayman Islands company.

99.1            Press release issued September 15, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CALIBRE ENERGY, INC.



Date: September 18, 2006              By: /s/ Prentis B. Tomlinson, Jr.
      ------------------                  --------------------------------------
                                      Name: Prentis B. Tomlinson, Jr., President

Exhibit No.     Description
-----------     -----------

10.1 Exploration and Production Sharing Agreement dated March 29, 2006 between A&T Petroleum Company, Ltd., a Cayman Islands company, Hawler Energy, Ltd., a Cayman Islands company, and the Oil and Gas Petroleum Establishment of the Kurdistan Regional Government

10.2 Novation and Amendment Agreement signed September 13, 2006 (but dated September 8, 2006) among Calibre Energy, Inc., Hawler Energy, Ltd., a Cayman Islands company, A & T Petroleum Company, Ltd., a Cayman Islands company, and Hillwood Energy, Ltd., a Cayman Islands company

10.3 Letter agreement regarding payments signed September 13, 2006 (but dated September 8, 2006) between Calibre Energy, Inc. and Hawler Energy, Ltd., a Cayman Islands company.

10.4 Letter agreement regarding future acquisitions of oil and gas interests signed September 13, 2006 (but dated September 8,
                2006) between Calibre Energy, Inc. and Hawler Energy, Ltd., a Cayman Islands company.

99.1            Press release issued September 15, 2006.